UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A
(Amendment No. )
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY
STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant     Filed by a party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12
Pacific Gas and Electric Company
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.
Fee paid previously with preliminary materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON THURSDAY, MAY 19, 2022, AND NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

You are receiving this notice that the proxy materials for the annual meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the proxy materials. The items to be voted on and the location of the annual meeting are listed on the reverse side. Your vote is important!
This communication is not a form for voting and presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by e-mail or mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Joint Notice of Annual Meeting and Joint Proxy Statement, a form of proxy card, and the 2021 Joint Annual Report to Shareholders are available at:
ViewMaterial.com/PCG
To vote your shares on the Internet

Step 1:	Go to ViewMaterial.com/PCG.
Step 2:	Click on the specific Pacific Gas and Electric Company document you would like to view.
Step 3:
To vote your shares, click CESVote. You will be asked to enter your 11-digit control number (located by the arrow in the box below). Follow the simple instructions to execute your proxy and record your vote.

You will be able to vote electronically until 6:00 a.m., Eastern time, on Thursday, May 19, 2022. If you are a registered shareholder, you also may vote your shares in person at the annual meeting.
An admission ticket is on the reverse side. Information on attending the meeting and on voting in person can be found in the admission ticket and in the “User Guide”, section “General Information About the 2022 Annual Meetings and Voting” in the Joint Proxy Statement.

Obtaining a Paper or E-Mail Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 5, 2022 to facilitate timely delivery.
You may request a paper or e-mail copy of the Joint Proxy Statement, the form of proxy card, and the 2021 Joint Annual Report to Shareholders by following the instructions below. You will be asked to provide your 11-digit control number (located by the arrow in the box below). You also will be able to request paper or e-mail copies of the proxy materials for all future meetings.

1.Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or
2.Access the website SendMaterial.com and follow the instructions provided, or
3.Send us an e-mail at papercopy@SendMaterial.com with your control number in the subject line. Unless you instruct us otherwise, we will reply to your e-mail with links to the proxy materials in PDF format for the
2022 Annual Meeting of Shareholders only.

PACIFIC GAS AND ELECTRIC COMPANY
ANNUAL MEETING OF SHAREHOLDERS
The Annual Meeting of Shareholders of Pacific Gas and Electric Company will be held at the San Ramon Valley Conference Center, 3301 Crow Canyon Rd., San Ramon, CA 94583, on Thursday, May 19, 2022, at 10:00 a.m., Pacific Time. Location information for the annual meeting is provided in the Joint Proxy Statement.

WHAT IS BEING VOTED ON AT THE ANNUAL MEETING?
1.Election of 8 Directors
Nominees of the Board of Directors:
(1)Rajat Bahri
(2)Jessica L. Denecour
(3)Admiral Mark E. Ferguson III, USN (ret.)
(4)Robert C. Flexon
(5)W. Craig Fugate
(6)Patricia K. Poppe
(7)Dean L. Seavers
(8)William L. Smith
2.Advisory Vote on Executive Compensation
3.Ratification of Deloitte and Touche LLP as the Independent Public Accounting Firm
4.Such other business as may properly come before the meeting. Any shareholder nominations for director and any other shareholder matters presented at the annual meeting must comply with submission deadlines and other requirements in the company’s Bylaws.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?
The Board of Directors recommends a vote FOR the election of the directors, and FOR proposals 2 and 3.